Exhibit 99.1

PRESS RELEASE
ARUBA NETWORKS ANNOUNCES FISCAL THIRD QUARTER
FINANCIAL RESULTS
Company Adds Record Number of New Customers
SUNNYVALE, CA--(Marketwire – May 22, 2008) – Aruba Networks, Inc. (NASDAQ: ARUN), a global leader in wireless LANs and secure unified mobility solutions, today released financial results for the fiscal third quarter ended April 30, 2008.
Revenues for the fiscal third quarter of 2008 were $42.6 million, an increase of 23% from $34.7 million reported in the fiscal third quarter of 2007. GAAP net loss for the fiscal third quarter of 2008 was $6.2 million, or $0.08 per share, compared to a net loss of $9.3 million, or $0.26 per share, in the fiscal third quarter of 2007. GAAP results for the third fiscal quarter of 2008 included $4.3 million of non-cash stock-based expenses and $0.9 million of acquisition related expenses.
Non-GAAP net loss for the fiscal third quarter of 2008 was $1.1 million, or $0.01 per share, compared to non-GAAP net income of $1.0 million, or $0.01 per share, in the fiscal third quarter of 2007. Non-GAAP net loss excludes the impact of non-cash stock-based expenses in all periods, as well as acquisition-related expenses in the third fiscal quarter of 2008 and expenses related to the revaluation of warrants to fair value in the fiscal third quarter of 2007.
“In the third quarter, we returned to sequential revenue growth and are very encouraged by our continued momentum in adding new customers at a record pace,” said Dominic Orr, president and chief executive officer of Aruba Networks. “During the quarter, we added over 500 new customers, bringing our cumulative total to over 4,300 total customers worldwide. These new customers spanned a wide range of our vertical market, including Fortune 100 companies and leading educational and healthcare institutions worldwide. New customer and revenue growth was especially notable in our education vertical and in Europe and Asia Pacific regions. While domestic retail and enterprise spending continues to be impacted by the general economic slowdown, we remain encouraged by our ability to win competitive bake-offs and initial orders in our more challenging verticals.”
“We are particularly pleased with the strong interest in our 802.11n solutions, as we announced the shipment of our 10,000th 802.11n access point last week,” continued Mr. Orr. “Our 802.11n solutions offer customers significant advantages in terms of ease of use, high performance, and interoperability, further extending our competitive differentiation. During the quarter, we also improved sales through our two-tier distribution network, and deepened our partnership with Dell to complement ongoing efforts in the education, healthcare and Federal markets.”
“Gross margins were strong in the third quarter, reflecting a favorable mix of products and our compelling value proposition to our customer,” said Steffan Tomlinson, Aruba’s chief financial officer. “Moving forward, we will look to continue to drive top and bottom line growth, while investing in key R&D and sales and marketing initiatives.”
Recent Highlights
Aruba’s focus on providing secure mobility solutions that integrate seamlessly with existing legacy network infrastructure enabled the Company to accomplish several key objectives over the past three months. Some highlights include:

Aruba Networks Third Quarter 2008 / Page 2
•	AirWave Wireless Acquisition Closed and Suite 6 Announced — Aruba completed the acquisition of AirWave Wireless, Inc. first announced in January. AirWave tools are used to centrally manage large, multi-vendor wireless LAN, mesh, and WiMAX networks, and the management software is used by many Fortune 500 companies as well as hundreds of IT organizations spanning the education, finance, government, healthcare, hospitality, technology, manufacturing, and retail markets. AirWave operates as a division of Aruba, and during the quarter expanded the range of supported products with the introduction of the new AirWave Wireless Management Suite 6 software.

•	Avaya Green Telecommuter Solution — Aruba announced it is working with Avaya, Inc. to provide a voice and data access solution for teleworkers. The unified mobility solution securely delivers enterprise voice and data applications to teleworkers in any location, regardless of how they connect to the communications network or what enterprise applications they need to access.

•	Dell Agreement — Aruba announced an agreement with Dell to offer customers mobility solutions that help simplify wireless network planning and implementation services. Dell will offer Aruba’s full product line to healthcare, Federal, state and local governments and primary, secondary and higher education customers.

•	Field-Upgradable 802.11n Access Point — Aruba announced and began shipping new AP-124ABG and AP-125ABG Access Points that can be upgraded over-the-network to enable 802.11n Draft2.0 dual-radio operation. The new access points allow enterprises, schools, universities, hospitals, and other institutions to prepare today for a future migration to 802.11n without incurring the cost of an immediate upgrade.

•	Mobile Remote Access Point - Aruba announced its new Mobile Remote Access Point (RAP) software that securely delivers the enterprise network to mobile users using a combination of Wi-Fi and wireless broadband connectivity, including EVDO and HSDPA. Targeted at organizations with highly mobile workers, temporary secure access needs, first responder or disaster recovery requirements, or tactical applications in which a WAN is not otherwise available, the Mobile RAP offers a truly instant-on, no set-up connectivity solution.

•	Psion Teklogix Agreements Announced — Psion Teklogix and Aruba announced a distribution agreement under which Psion Teklogix will resell Aruba secure mobility solutions as part of its industrial solution suite. Additionally, Aruba issued Compatible Partner interoperability ratings to Psion Teklogix Wi-Fi enabled products, and announced that Psion Teklogix France has become an Aruba Solutions provider

•	RFprotect Wireless Intrusion Prevention System — Aruba announced a new version of its RFprotect software that allows users to define their own attack-detection signatures and defend against previously unknown, undisclosed, or unpatched vulnerabilities (zero-day attacks). Originally acquired from Network Chemistry in 2007, RFprotect software automatically detects network vulnerabilities and contains unauthorized clients and adhocs even as they roam.

•	Wins and Deployments — Aruba announced key design wins and deployments at Dräger Medical, Gaylord Entertainment, Golden Living, Heathrow Terminal 5, Klein Independent School District, Lane Education Service District, McGill University, Ohio Wesleyan University, Prairie Cardiovascular Consultants, Samsung Medical Center, and the University of Wyoming.
Conference Call Information
Aruba will host a conference call for analysts and investors to discuss its fiscal third quarter results today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live Webcast of the conference call will also be accessible from the “Investor Relations” section of the Company’s Web site at www.arubanetworks.com. Following the Webcast, an archived version will be available on the Web site for twelve months. To hear the replay, parties in the United States and Canada should call 800-405-2236 and enter passcode 11114248. International parties can access the replay at +1-303-590-3000 and should enter passcode 11114248.
Forward Looking Statements

Aruba Networks Third Quarter 2008 / Page 3
This press release contains forward-looking statements, including statements relating to our expectations regarding (1)  our ability to drive revenue and income growth (2) investments in key R&D and sales and marketing initiatives, (3) momentum in our customer growth rate, (4) the impact of the current economic environment on our vertical markets, (5) growth in the business and sales of our products, including our 802.11n solution, (6) industry trends and market demand for our products, and (7) other statements as to our future economic performance, financial condition or results of operations.
These forward-looking statements involve risks and uncertainties, as well as assumptions which, if they do not fully materialize or prove incorrect, could cause Aruba’s results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; business and economic conditions and growth trends in the networking industry, our vertical markets and various geographic regions; changes in customer order patterns or customer mix; overall information technology spending; our ability to establish and maintain successful relationships with our distribution partners; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; rapid technological and market change; and our ability to successfully acquire businesses and technologies and to successfully integrate and operate these acquired businesses and technologies, as well as those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in Aruba’s report on Form 10- Q for the fiscal second quarter ended January 31, 2008, which was filed with the SEC on March 7, 2008, and is available on Aruba’s investor relations website at www.arubanetworks.com and on the SEC website at www.sec.gov. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.
Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain the following non-GAAP financial measures: non-GAAP net income and non-GAAP earnings per share (EPS). The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
Non-GAAP net income and EPS. Aruba defines non-GAAP net income as net income plus stock-based expenses, and, for the fiscal third quarter of 2008, acquisition related expenses, and, for the fiscal third quarter of 2007, expense related to the revaluation of warrants to fair value. Aruba defines non-GAAP EPS as non-GAAP net income divided by the weighted average diluted shares outstanding. Aruba’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the company’s performance by excluding certain non-cash expenses. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FAS 123R, Aruba’s management believes that providing these non-GAAP financial measures allows investors to compare these results with those of other companies, as well as providing management with an important tool for financial and operational decision making and for evaluating the company’s operating results over different periods of time. Similarly, by excluding acquisition-related expenses, Aruba’s management believes that investors can better understand the impact of such expenses on the Company’s continuing operating results.
There are a number of limitations related to the use of non-GAAP net income and EPS versus net income and EPS calculated in accordance with GAAP. First, these non-GAAP financial measures exclude some costs, namely, stock-based expenses, that are recurring. Stock-based expenses have been and will continue to be for the foreseeable future a significant recurring expense in Aruba’s business. Second, stock-based awards are an important part of Aruba’s employees’ compensation and impacts their performance. Third, the components of the costs that Aruba excludes in its calculation of non-GAAP net income may differ

Aruba Networks Third Quarter 2008 / Page 4
from the components that its peer companies exclude when they report their results of operations. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their most directly comparable financial measures calculated in accordance with GAAP. The accompanying tables have more details on these non-GAAP financial measures, including reconciliations between these financial measures and their most directly comparable GAAP equivalents.
A copy of this press release can be found on the investor relations page of Aruba Networks’ Web site at www.arubanetworks.com.
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About Aruba Networks
People move. Networks must follow. Aruba securely delivers networks to users, wherever they work or roam. Our unified mobility solutions include Wi-Fi networks, identity-based security, remote access and cellular services, and centralized multi-vendor network management to enable the Follow-Me Enterprise that moves in lock-step with users:
•	Follow-Me Connectivity: Adaptive 802.11a/b/g/n Wi-Fi networks optimize themselves to ensure that users are always within reach of mission-critical information;

•	Follow-Me Security: Identity-based security assigns access policies to users, enforcing those policies whenever and wherever a network is accessed;

•	Follow-Me Applications: Remote access solutions and cellular network integration ensure uninterrupted access to applications as users move;

•	Follow-Me Management: Multi-vendor network management provides a single point of control while managing both legacy and new wireless networks from both Aruba and its competitors.
The cost, convenience, and security benefits of our unified mobility solutions are fundamentally changing how and where we work. Listed on the NASDAQ and Russell 2000® Index, Aruba is based in Sunnyvale, California, and has operations throughout the Americas, Europe, Middle East, and Asia Pacific regions. To learn more, visit Aruba at http://www.arubanetworks.com.
# # #

IR Contacts
Aruba Networks, Inc. Steffan Tomlinson Chief Financial Officer +1-408-754-3058 ir@arubanetworks.com	The Blueshirt Group, Investor Relations Chris Danne, Jill Isenstadt +1-415-217-7722 ir@arubanetworks.com

Aruba Networks Third Quarter 2008 / Page 5
Aruba Networks, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)
(Unaudited)

	April 30,	July 31,
	2008	2007
Assets

Current assets:
Cash and cash equivalents	$41,476	$42,570
Short-term investments	56,350	62,430
Accounts receivable, net	28,562	23,722
Inventory	16,522	8,991
Deferred costs	2,881	3,217
Prepaids and other	5,291	2,432

Total current assets	151,082	143,362

Property and equipment, net	6,887	3,709
Goodwill	7,655	—
Intangible assets, net	20,262	3,912
Deferred costs	336	722
Other assets	768	428

Total other assets	35,908	8,771

Total assets	$186,990	$152,133

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$6,775	$2,201
Accrued liabilities	18,623	15,317
Income taxes payable	542	281
Deferred revenue	22,451	16,067

Total current liabilities	48,391	33,866

Deferred revenue	6,762	5,780
Other long-term liabilities	139	—

Total other liabilities	6,901	5,780

Total liabilities	55,292	39,646

Stockholders’ equity
Preferred Stock: $0.0001 par value; 10,000 shares authorized at April 30, 2008 and July 31, 2007; no shares issued and outstanding at April 30, 2008 and July 31, 2007	—	—
Common Stock: $0.0001 par value; 350,000 shares authorized at April 30, 2008 and July 31, 2007; 82,474 and 76,927 shares issued and outstanding at April 30, 2008 and July 31, 2007	8	8
Additional paid-in capital	243,074	213,545
Accumulated other comprehensive income	51	29
Accumulated deficit	(111,435)	(101,095)

Total stockholders’ equity	131,698	112,487

Total liabilities and stockholders’ equity	$186,990	$152,133

Aruba Networks Third Quarter 2008 / Page 6
Aruba Networks, Inc.
Consolidated Statements of Operations
(On a GAAP basis)
(In thousands, except per share data)
(Unaudited)

	Three months ended		Nine months ended
	April 30,		April 30,
	2008	2007	2008	2007
Revenues:
Product	$35,478	$29,777	$108,105	$71,545
Professional services and support	6,287	3,816	19,109	8,593
Ratable product and related professional services and support	841	1,068	2,767	5,675

Total revenues	42,606	34,661	129,981	85,813

Cost of revenues:
Product	11,236	8,921	34,077	24,784
Professional services and support	1,650	1,138	5,853	3,443
Ratable product and related professional services and support	294	397	986	2,088

Total cost of revenues	13,180	10,456	40,916	30,315

Gross profit	29,426	24,205	89,065	55,498

Operating expenses:
Research and development	9,762	6,890	27,148	17,752
Sales and marketing	21,230	16,240	61,755	39,194
General and administrative	4,730	4,889	13,325	10,897
Acquisition related severance expense	197	—	197	—

Total operating expenses	35,919	28,019	102,425	67,843

Operating loss	(6,493)	(3,814)	(13,360)	(12,345)

Other income (expense), net
Interest income	854	567	3,474	876
Interest expense	—	(22)	—	(85)
Other income (expense), net	(324)	(5,935)	258	(9,185)

Total other income (expense), net	530	(5,390)	3,732	(8,394)

Loss before income tax provision	(5,963)	(9,204)	(9,628)	(20,739)

Income tax provision	260	82	712	293

Net loss	$(6,223)	$(9,286)	$(10,340)	$(21,032)

Shares used in computing net loss per common share, basic and diluted	80,644	36,363	78,922	21,207

Net loss per common share, basic and diluted	$(0.08)	$(0.26)	$(0.13)	$(0.99)

Aruba Networks Third Quarter 2008 / Page 7
Aruba Networks, Inc.
Consolidated Statements of Operations
(GAAP to Non-GAAP Reconciliation)
(In thousands, except per share data)
(Unaudited)

	Three months ended		Nine months ended
	April 30,	April 30,	April 30,	April 30,
	2008	2007	2008	2007
GAAP net loss	$(6,223)	$(9,286)	(10,340)	$(21,032)

Plus:
a) Stock-based expenses	4,252	4,460	13,550	7,963
b) Revaluation of warrants to fair-value	—	5,874	(715)	8,992
c) Acquisition related expenses (see Note 1)	880	—	1,348	—

Non-GAAP net income (loss)	$(1,091)	$1,048	3,843	$(4,077)

GAAP net loss per common share	$(0.08)	$(0.26)	(0.13)	$(0.99)

Plus:
a) Stock-based expenses per common share	0.06	0.12	0.17	0.38
b) Revaluation of warrants to fair-value per common share	—	0.15	(0.01)	0.42
c) Acquisition related expenses (see Note 1)	0.01	—	0.01	—

Non-GAAP net income (loss) per common share	$(0.01)	$0.01	0.04	$(0.19)

Shares used in computing diluted GAAP net loss per common share	80,644	36,363	78,922	21,207

Shares used in computing diluted Non-GAAP net income (loss) per common share	80,644	82,297	91,260	21,207
Note 1: Acquisition related expenses include severance expense and amortization of acquired intangible assets.

Aruba Networks Third Quarter 2008 / Page 8
Aruba Networks, Inc.
Consolidated Statements of Operations
As a Percentage of Total Revenues
(On a GAAP Basis)
(Unaudited)

	Three months ended		Nine months ended
	April 30,		April 30,
	2008	2007	2008	2007
Revenues:
Product	83.3%	85.9%	83.2%	83.4%
Professional services and support	14.7%	11.0%	14.7%	10.0%
Ratable product and related professional services and support	2.0%	3.1%	2.1%	6.6%

Total revenues	100.0%	100.0%	100.0%	100.0%

Cost of revenues:
Product	26.3%	25.7%	26.2%	28.9%
Professional services and support	3.9%	3.3%	4.5%	4.0%
Ratable product and related professional services and support	0.7%	1.2%	0.8%	2.4%

Total cost of revenues	30.9%	30.2%	31.5%	35.3%

Gross profit	69.1%	69.8%	68.5%	64.7%

Operating expenses:
Research and development	22.9%	19.9%	20.9%	20.7%
Sales and marketing	49.8%	46.8%	47.5%	45.7%
General and administrative	11.1%	14.1%	10.2%	12.7%
Acquisition related severance expense	0.5%	0.0%	0.2%	0.0%

Total operating expenses	84.3%	80.8%	78.8%	79.1%

Operating loss	(15.2%)	(11.0%)	(10.3%)	(14.4%)

Other income (expense), net
Interest income	2.0%	1.6%	2.7%	1.0%
Interest expense	—	(0.1%)	—	(0.1%)
Other income (expense), net	(0.8%)	(17.1%)	0.2%	(10.7%)

Total other income (expense), net	1.2%	(15.6%)	2.9%	(9.8%)

Loss before income tax provision	(14.0%)	(26.6%)	(7.4%)	(24.2%)

Income tax provision	0.6%	0.2%	0.5%	0.3%

Net loss	(14.6%)	(26.8%)	(7.9%)	(24.5%)

Aruba Networks Third Quarter 2008 / Page 9
Aruba Networks, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine months ended
	April 30,
	2008	2007
Cash flows from operating activities
Net loss	$(10,340)	$(21,032)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	3,436	1,384
Provision for doubtful accounts	149	210
Write downs for excess and obsolete inventory	823	1,108
Compensation related to stock options and share awards	13,550	6,549
Net realized gains on short-term investments	(21)	—
Stock issued to charitable foundation	—	1,415
Non-cash interest expense	—	45
Accretion of purchase discounts on short-term investments	(2,011)	—
Change in carrying value of preferred stock warrants	(715)	8,992
Loss on disposal of fixed assets	—	5
Changes in operating assets and liabilities:
Accounts receivable	(4,101)	(5,573)
Inventory	(9,380)	(4,588)
Prepaids and other	(2,755)	(317)
Deferred costs	721	1,600
Other assets	(339)	(152)
Accounts payable	3,991	3,183
Deferred revenue	5,690	289
Other current and noncurrent liabilities	3,438	2,264
Income taxes payable	261	90

Net cash provided by (used in) operating activities	2,397	(4,528)

Cash flows from investing activities
Purchases of short-term investments	(85,657)	—
Proceeds from sales and maturities of short-term investments	93,790	—
Purchases of property and equipment	(3,961)	(3,028)
Cash paid in purchase acquisition, net of cash acquired	(16,030)	—

Net cash used in investing activities	(11,858)	(3,028)

Cash flows from financing activities
Repayments on equipment loan obligations	—	(546)
Cash received under stock issuance agreement	—	2,104
Proceeds from issuance of redeemable convertible preferred stock, net	—	10,597
Proceeds from initial public offering, net	—	91,809
Proceeds from issuance of common stock	10,014	3,996
Repurchases of common stock under stock repurchase program	(1,649)	—

Net cash provided by financing activities	8,365	107,960

Effect of exchange rate changes on cash and cash equivalents	2	59

Net increase (decrease) in cash and cash equivalents	(1,094)	100,463

Cash and cash equivalents, beginning of period	42,570	9,263

Cash and cash equivalents, end of period	$41,476	$109,726

Supplemental disclosure of cash flow information
Income taxes paid	$231	$177
Interest paid	$—	$35

Supplemental disclosure of non-cash investing and financing activities
Reclassification of warrant liability to equity upon initial public offering	$—	$9,933
Reclassification of non-current liability to equity upon initial public offering	$—	$3,500
Common stock issued in purchase acquisition	$7,852	$—